                                                                     EXHIBIT 4.3



                             AMENDED AND RESTATED



                                    BYLAWS



                                      OF



                        APPLIED VOICE RECOGNITION, INC.

                               TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
                                   ARTICLE 1


                                 STOCKHOLDERS

 1.1  Place of Meetings..................................................    1
 1.2  Annual Meetings....................................................    1
 1.3  Special Meetings...................................................    2
 1.4  Notice of Meeting; Waiver of Notice................................    2
 1.5  Adjournments.......................................................    2
 1.6  Quorum.............................................................    2
 1.7  Voting.............................................................    2
 1.8  Proxies............................................................    3
 1.9  Fixing Date for Determination of Stockholders of Record............    3
1.10  Stockholder List...................................................    3
1.11  Action by Consent of Stockholders..................................    4

                                   ARTICLE 2

                              BOARD OF DIRECTORS

 2.1  General Powers.....................................................    4
 2.2  Number.............................................................    4
 2.3  Classification of Directors........................................    4
 2.4  Nomination.........................................................    4
 2.5  Election and Term..................................................    5
 2.6  Vacancies..........................................................    5
 2.7  Resignation; Removal...............................................    5
 2.8  First Meeting......................................................    6
 2.9  Regular Meetings...................................................    6
2.10  Special Meetings...................................................    6
2.11  Telephonic Meetings Permitted......................................    6
2.12  Quorum; Vote Required for Action...................................    6
2.13  Action by Consent of Directors.....................................    6
2.14  Compensation of Directors..........................................    7

                               TABLE OF CONTENTS
                                  (Continued)
                                                                           PAGE
                                                                           ----

                                   ARTICLE 3

                                  COMMITTEES

3.1   Committees.........................................................    7
3.2   Executive Committee................................................    7
3.3   Audit Committee....................................................    8
3.4   Compensation Committee.............................................    8
3.5   Other Committees...................................................    8
3.6   Advisory Directors.................................................    8

                                   ARTICLE 4

                                   OFFICERS

4.1   Number, Titles and Term of Office..................................    8
4.2   Removal............................................................    9
4.3   Vacancies..........................................................    9
4.4   Salaries...........................................................    9
4.5   Chairman of the Board..............................................    9
4.6   Chief Executive Officer............................................    9
4.7   President..........................................................    9
4.8   Vice Presidents....................................................    9
4.9   Chief Financial Officer and/or Treasurer...........................   10
4.10  Assistant Treasurers...............................................   10
4.11  Secretary..........................................................   10
4.12  Assistant Secretaries..............................................   10
4.13  Officer's Bond.....................................................   10


                                   ARTICLE 5

                                     STOCK

5.1   Certificates.......................................................   11
5.2   Transfer of Shares.................................................   11
5.3   Registered Stockholders............................................   11
5.4   Lost, Stolen or Destroyed Stock Certificates; Issuance of
      New Certificates...................................................   11

                               TABLE OF CONTENTS
                                 (Continuted)

                                                                          PAGE
                                                                          ----
                                   ARTICLE 6

                                INDEMNIFICATION


6.1   Mandatory Indemnification..........................................  12
6.2   Prepayment of Expenses.............................................  12
6.3   Vesting............................................................  12
6.4   Enforcement........................................................  13
6.5   Nonexclusive.......................................................  13
6.6   Permissive Indemnification.........................................  13
6.7   Insurance..........................................................  13
6.8   Implementing Arrangements..........................................  14

                                   ARTICLE 7

                                 MISCELLANEOUS


7.1   Dividends..........................................................  14
7.2   Reserves...........................................................  14
7.3   Directors' Annual Statement........................................  14
7.4   Checks.............................................................  14
7.5   Principal Office...................................................  14
7.6   Other Offices......................................................  14
7.7   Fiscal Year........................................................  14
7.8   Seal...............................................................  14
7.9   Interested Directors...............................................  15
7.10  Form of Records....................................................  15
7.11  Amendment of Bylaws................................................  15
7.12  Notices............................................................  15
7.13  Controlling Documents..............................................  16
7.14  Severability.......................................................  16

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                        APPLIED VOICE RECOGNITION, INC.
                            (a Delaware corporation)

                                   ARTICLE 1

                                 STOCKHOLDERS

      1.1 PLACE OF MEETINGS. All meetings of the stockholders will be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as may be determined by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

      1.2 ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time; provided, that each successive annual meeting shall be held on a date within 13 months after the date of the preceding annual meeting. Only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of the Corporation. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, no less than 60 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such proposal, (c) the class and number of shares of the Corporation that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. In addition, if the stockholder's ownership of shares of the Corporation, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice. Notwithstanding anything else in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1.2. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that any business that was not properly brought before the meeting is out of order and shall not be transacted at the meeting.

      1.3 SPECIAL MEETINGS. Except as otherwise required by law or the Certificate of Incorporation, special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors (the "Chairman of the Board"), the Chief Executive Officer, the President, or the Board of Directors by the written order of a majority of the entire Board of Directors. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting.

      1.4 NOTICE OF MEETING; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose(s) for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Notice need not be given to any stockholder who submits a written waiver of notice, signed by such stockholder, whether before or after the time stated therein. Attendance of a person at a meeting of the stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

      1.5 ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or, if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      1.6 QUORUM. At each meeting of stockholders, except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 15 of these Bylaws until a quorum shall be present in person or by proxy. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for purposes of determining the existence of a quorum; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      1.7 VOTING. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, each stockholder will have one vote for each share of stock having voting power, registered in his name on the books of the Corporation. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power represented in person or by proxy will decide any question brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Corporation is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provisions of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the Delaware General Corporation Law, as amended (the "DGCL"), the Certificate of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable). Unless otherwise provided in the Certificate of Incorporation or these Bylaws in accordance with the DGCL, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Corporation entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

      1.8 PROXIES. At any meeting of the stockholders every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder or his duly authorized attorney in fact and bearing a date not more than eleven months prior to said meeting.

      1.9 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books be closed for a stated period but not to exceed, in any case, sixty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books must be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date, in any case, to be not more than sixty days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, will be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as herein provided, such determination will apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

      1.10 STOCKHOLDER LIST. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, will be prepared by the Secretary. Such list, for a period of ten days prior to such meeting, will be kept on file at the registered office of the Corporation and will be subject to inspection by any stockholder at any time during usual business hours. Such list will also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

      1.11 ACTION BY CONSENT OF STOCKHOLDERS. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE 2

                               BOARD OF DIRECTORS

      2.1 GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by, or under the direction of, the Board of Directors. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders.

      2.2 NUMBER. The number of directors which shall constitute the whole Board of Directors will be no more than twelve, as such number shall be determined by resolution of the Board of Directors from time to time; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director; provided further, however, that from and after the first date as of which the Corporation has a class or series of capital stock registered under the Exchange Act, the number of directors which shall constitute the whole Board of Directors shall be not less than three.

      2.3 CLASSIFICATION OF DIRECTORS. In lieu of electing the entire number of directors annually, the board of directors may provide that the directors be divided into either two or three classes, each class to be as nearly equal in number as possible, the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting if there be three classes.

      2.4 NOMINATION. Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.4.

     Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 60 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice
(i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 2.4 and he shall so declare to the meeting, and the defective nomination shall be disregarded.

      2.5 ELECTION AND TERM. Subject to the requirements of the Certificate of Incorporation, the directors of each class shall be elected at the annual meeting of stockholders, except as provided in Section 2.6, and each director elected shall hold office until the expiration of his term and until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the Corporation.

      2.6 VACANCIES. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until his term expires and until his successor shall be duly elected and shall qualify, unless sooner displaced.

      2.7 RESIGNATION; REMOVAL. Any director may resign at any time. Unless otherwise prescribed by law or the Certificate of Incorporation, a director may be removed from office only for cause and then only by the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of capital stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class. Except as may otherwise be provided by law, cause of removal of a director shall be deemed to exist only if: (i) the director whose removal is proposed has been convicted, or where a director is granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of the Board of Directors called for that purpose or by a court of competent jurisdiction to have been grossly negligent or guilty of misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; or (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director of the Corporation.

      2.8 FIRST MEETING. The Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders, and no notice of such meeting shall be necessary; or the Board of Directors may meet such place and time as is fixed by the consent in writing of all the directors.

      2.9 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

      2.10 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, or by any two member of the Board of Directors. Reasonable notice thereof shall be given by the person or persons calling the meeting, which notice shall be given by first class mail, or comparable manner of delivery, sent at least five business days prior to the date of the special meeting or by causing the same to be delivered to each director personally or to be transmitted by telegraph, cable, wireless, telephone or orally at least 24 hours before the meeting is scheduled to commence.

      2.11 TELEPHONIC MEETINGS PERMITTED. The Board of Directors may hold meetings in any manner permitted by law. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting for all purposes including the determination of whether a quorum is present.

      2.12 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors a majority of the Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise provided by the Certificate of Incorporation or these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

      2.13 ACTION BY CONSENT OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

      2.14 COMPENSATION OF DIRECTORS. Directors may receive such sums as compensation for their services and expenses as may be directed by resolution of the Board of Directors; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, and receiving compensation therefor. Members of special or standing committees may be allowed additional compensation for their service and expenses.

                                   ARTICLE 3

                                   COMMITTEES

      3.1 COMMITTEES. The Board of Directors may establish an Audit Committee and a Compensation Committee, and may establish an Executive Committee and such other committees as may be established by resolution of a majority of the whole Board of Directors. Each of such committees shall consist of one or more members of the Board of Directors and shall have a chairman that is selected by the Board of Directors. Members of committees of the Board of Directors shall be elected annually by vote of a majority of the Board of Directors. The Chief Executive Officer shall be an ex-officio nonvoting member of each committee (except the Audit and Compensation Committees) of which he is not an official voting member. With respect to any committee (including the Audit and Compensation Committees) of which the Chief Executive Officer is not an official voting member, the Chief Executive Officer shall be given notice of all committee meetings at the same time notice is given to committee members, and the Chief Executive Officer shall be afforded the opportunity to speak at the committee meeting. Presence of a majority of the committee members (not counting any ex-officio nonvoting members) shall constitute a quorum.
Committees may act by majority vote of the voting members present at a meeting. Each of such committees shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in these Bylaws or by resolution of the Board of Directors. Each of such committees may authorize the seal of the Corporation to be affixed to any document or instrument. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. Meetings of committees may be called by the chairman of the committee by written, telegraphic or telephonic notice to all members of the committee and the Chief Executive Officer and shall be at such time and place as shall be stated in the notice of such meeting. Any member of a committee may participate in any meeting by means of conference telephone or similar communications equipment. In the absence or disqualification of a member of any committee the chairman of such committee may, if deemed advisable, appoint another member of the Board of Directors to act at the meeting in the place of the disqualified or absent member. The chairman of the committee may fix such other rules and procedures governing conduct of meetings as he shall deem appropriate.

      3.2 EXECUTIVE COMMITTEE. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate two or more directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, will have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, except where action by the Board of Directors is specified by law. The Executive Committee will keep regular minutes of its proceedings and report the same to the Board of Directors when required.

      3.3 AUDIT COMMITTEE. The Audit Committee shall consist of not less than two members of the Board of Directors. The Audit Committee shall be responsible for recommending to the entire Board of Directors engagement and discharge of independent auditors of the financial statements of the Corporation, shall review the professional service provided by the independent auditors, shall review the independence of independent auditors, shall review with the auditors the plan and results of the auditing engagement, shall consider the range of audit and non-audit fees, shall review the adequacy of the Corporation's system of internal audit controls, shall review the results of procedures for internal auditing and shall consult with the internal auditor of the Corporation with respect to all aspects of the Corporation's internal auditing program. In addition, the Audit Committee shall direct and supervise special investigations as deemed necessary by the Audit Committee.

      3.4 COMPENSATION COMMITTEE. The Compensation Committee shall consist of not less than two members of the Board of Directors. The Compensation Committee shall recommend to the Board of Directors the compensation to be paid to officers and key employees of the Corporation and the compensation of the Board of Directors. Except as otherwise provided in any specific plan adopted by the Board of Directors, the Compensation Committee shall be responsible for administration of executive compensation plans, stock option plans and other forms of direct or indirect compensation of officers and key employees, and each member of the Compensation Committee shall have the power and authority to execute and bind the Corporation to such documents, agreements and instruments related to such plans and compensation as are approved by the Compensation Committee. In the alternative, the Compensation Committee may authorize any officer of the Corporation to execute such documents, agreements and instruments on behalf of the Corporation. In addition, the Compensation Committee shall review levels of pension benefits and insurance programs for officers and key employees.

      3.5 OTHER COMMITTEES. The Board of Directors may similarly create other committees for such terms and with such powers and duties as the Board of Directors deems appropriate except as provided to the contrary by law, the Certificate of Incorporation, or these Bylaws.

      3.6 ADVISORY DIRECTORS. The Board of Directors may, by majority vote, appoint one or more advisory directors. Advisory directors shall serve at the Board of Directors' convenience solely to advise the Board of Directors, and shall have no formal responsibilities. No advisory director shall be entitled to vote at meetings of the Board of Directors, nor shall any advisory director be counted when determining whether there is a quorum at meetings of the Board of Directors. Advisory directors shall not be, by virtue of their position as advisory directors, agents of the Corporation, and they shall not have the power to bind the Corporation.

                                   ARTICLE 4

                                    OFFICERS

      4.1 NUMBER, TITLES AND TERM OF OFFICE. The officers of the Corporation shall consist of a president and a secretary, and such other officers as the Board of Directors may from time to time elect or appoint, including, without limitation, a chairman of the board, a chief executive officer, a chief financial officer, a chief operating officer, a treasurer, and one or more vice presidents. Each officer shall hold office until his successor shall have been duly elected by the Board of Directors and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. One person may hold more than one office. None of the officers, except the chairman of the board, need be a director. Except as may be explicitly provided for in these Bylaws, each duly elected or appointed officer of the Corporation shall have such powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors.

      4.2 REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal.

      4.3 VACANCIES. A vacancy in the office of any officer may be filled by the requisite vote of the Board of Directors for the unexpired portion of the term.

      4.4 SALARIES. The salaries of all officers of the corporation shall be fixed by the Board of Directors except as otherwise directed by the Board of Directors.

      4.5 CHAIRMAN OF THE BOARD. The chairman of the board, if one is elected, shall preside at all meetings of the Board of Directors and stockholders, and shall have such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors.

      4.6 CHIEF EXECUTIVE OFFICER. The chief executive officer, if one is elected, shall be either the chairman of the board or the president of the corporation, as determined from time to time by duly adopted resolution of the Board of Directors. The chief executive officer, if one is elected, shall preside at all meetings of the Board of Directors and stockholders if there is no chairman of the board, and shall have such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors.

      4.7 PRESIDENT. The president shall, subject to the Board of Directors, have general executive charge, management and control of the properties and operations of the corporation in the ordinary course of its business with all such powers with respect to such responsibilities including the powers of a general manager; the president shall preside at all meetings of the Board of Directors and stockholders if there is no chairman of the board or the chairman of the board is absent or disabled from acting; the president shall be ex-officio a member of all standing committees; subject to approval by the Board of Directors, the president may agree upon and execute all division and transfer orders, bonds, contracts and other obligations in the name of the corporation; the president may sign all certificates for shares of capital stock of the corporation; and the president shall see that all orders and resolutions of the Board of Directors are carried into effect. The president shall have such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors.

      4.8 VICE PRESIDENTS. Each vice president shall have such powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors or by the president. The vice presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, if the president is absent or disabled from acting, have the authority, exercise the powers and perform the duties of the president during the president's absence or inability to act.

      4.9 CHIEF FINANCIAL OFFICER AND/OR TREASURER. If the Board of Directors determines to elect both a chief financial officer and a treasurer, both offices shall be held by the same person. The chief financial officer, if one is elected, and/or the treasurer, if one is elected, shall have custody of all the funds and securities of the corporation which come into his hands. When necessary or proper, he may, on behalf of the corporation, endorse for collection checks, notes and other obligations, and shall deposit the same to the credit of the corporation in such bank or banks or depositories as shall be designated in the manner prescribed by the Board of Directors; and he may sign all receipts and vouchers for payments made to the corporation, either alone or jointly with such other office as is designated by the Board of Directors. Whenever required by the Board of Directors, he shall render a statement of his cash account; he shall enter or cause to be entered regularly in the books of the corporation to be kept by him for that purpose full and accurate accounts of all moneys received and paid out on account of the corporation; he shall perform all acts incident to the position of treasurer subject to the control of the Board of Directors, and he shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form as the Board of Directors may require. The chief financial officer and/or the treasurer shall have such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors or by the president.

      4.10 ASSISTANT TREASURERS. Each assistant treasurer, if any is elected, shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors or by the president. The assistant treasurers in the order of their seniority, unless otherwise determined by the Board of Directors, shall, if the chief financial officer and/or treasurer is absent or disabled from acting, have the authority, exercise the powers and perform the duties of the chief financial officer and/or treasurer during that officer's absence of inability to act.

      4.11 SECRETARY. The secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose or in any other form capable of being converted into written form within a reasonable time; he shall attend to the giving and serving of all notices; he may sign with the president in the name of the corporation all contracts of the corporation and affix the seal of the corporation thereto; he may sign with the president all certificates for shares of the capital stock of the corporation; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to the inspection of any director upon application at the office of the corporation during business hours; and he shall in general perform all duties incident to the office of secretary, subject to the control of the Board of Directors.

      4.12 ASSISTANT SECRETARIES. Each assistant secretary shall have the powers and duties pertaining to his office, together with such other powers and duties as may from time to time be prescribed by duly adopted resolution of the Board of Directors or by the president. The assistant secretaries in the order of their seniority, unless otherwise determined by the Board of Directors, shall, if the secretary is absent or disabled from acting, have the authority, exercise the powers and perform the duties of the secretary during the secretary's absence or inability to act.

      4.13 OFFICER'S BOND. If required by the Board of Directors, any officer so required shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office or for the restoration to the corporation, in case of his death, resignation, retirement, or removal from office, of any and all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE 5

                                     STOCK

      5.1 CERTIFICATES. The certificates representing shares of capital stock of the Corporation will be numbered and entered in the books of the Corporation as they are issued. They will exhibit the holder's name and number of shares and will be signed by the Chief Executive Officer, President or Vice-President and the Secretary or an Assistant Secretary. The signature of any such officer may be facsimile if the certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate has ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

      5.2 TRANSFER OF SHARES. Upon surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Notwithstanding the foregoing, no transfer will be recognized by the Corporation if such transfer would violate federal or state securities laws, the Certificate of Incorporation, or any stockholders' agreements which may be in effect at the time of the purported transfer. The Corporation may, prior to any such transfer, require an opinion of counsel to the effect that any such transfer does not violate applicable securities laws requiring registration or an exemption from registration prior to any such transfer.

      5.3 REGISTERED STOCKHOLDERS. The Corporation is entitled to recognize the exclusive right of a person registered on its books as the owner of the share to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the Corporation is not bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by the laws of Delaware.

      5.4 LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representatives, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                                   ARTICLE 6

                                INDEMNIFICATION

      6.1 MANDATORY INDEMNIFICATION. Each person who at any time is or was a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding"), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, whether the basis of a Proceeding is alleged action in such person's official capacity or in another capacity while holding such office, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, or any other applicable law as may from time to time be in effect (but, in the case of any such amendment or enactment, only to the extent that such amendment or law permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against all expense, liability and loss (including, without limitation, court costs and attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with a Proceeding, and such indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation or a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, and shall inure to the benefit of such person's heirs, executors and administrators. The Corporation's obligations under this Section 6.1 include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification.

      6.2 PREPAYMENT OF EXPENSES. Expenses incurred by a director or officer of the Corporation in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted by, and only in compliance with, the DGCL or any other applicable laws as may from time to time be in effect, including, without limitation, any provision of the DGCL which requires, as a condition precedent to such expense advancement, the delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section 61 or otherwise. Repayments of all amounts so advanced shall be upon such terms and conditions, if any, as the Corporation's Board of Directors deems appropriate.

      6.3 VESTING. The Corporation's obligation to indemnify and to prepay expenses under Sections 6.1 and 6.2 shall arise, and all rights granted to the Corporation's directors and officers hereunder shall vest, at the time of the occurrence of the transaction or event to which a Proceeding relates, or at the time that the action or conduct to which such Proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such Proceeding is first threatened, commenced or completed. Notwithstanding any other provision of these Bylaws or the Corporation's Certificate of Incorporation, no action taken by the Corporation, either by amendment of its Certificate of Incorporation or these Bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under Sections 6.1 and 6.2 which shall have become vested as aforesaid prior to the date that such amendment or other corporate action is effective or taken, whichever is later.

      6.4 ENFORCEMENT. If a claim under Sections 6.1 or 6.2 or both Sections 6.1 and 6.2 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit in a court of competent jurisdiction against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL or other applicable law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such suit as to whether indemnification is proper in the circumstances based upon the applicable standard of conduct set forth in the DGCL or other applicable law shall neither be a defense to the action nor create a presumption that the claimant has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

      6.5 NONEXCLUSIVE. The indemnification provided by this Article 6 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, these Bylaws, the Corporation's Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      6.6 PERMISSIVE INDEMNIFICATION. The rights to indemnification and prepayment of expenses which are conferred to the Corporation's directors and officers by Sections 6.1 and 6.2 may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by the Board of Directors.

      6.7 INSURANCE. The Corporation shall have power to purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Corporation's Certificate of Incorporation, the provisions of this Article 6, the DGCL or other applicable law.

      6.8 IMPLEMENTING ARRANGEMENTS. Without limiting the power of the Corporation to procure or maintain insurance or other arrangement on behalf of any of the persons as described in Section 6.7, the Corporation may, for the benefit of persons eligible for indemnification by the Corporation, (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty or surety arrangement.

                                   ARTICLE 7

                                 MISCELLANEOUS

      7.1 DIVIDENDS. The Board of Directors may from time to time declare, and the Corporation pay, dividends on its outstanding shares of capital stock in cash, in property, or in its own shares, except when the declaration or payment thereof would be contrary to law, the Certificate of Incorporation or these Bylaws. Such dividends may be declared at any regular or special meeting of the Board of Directors, and the declaration and payment will be subject to all applicable provisions of law, the Certificate of Incorporation and these Bylaws.

      7.2 RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors may determine to be in the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

      7.3 DIRECTORS' ANNUAL STATEMENT. The Board of Directors will present at each annual meeting and when called for by vote of the stockholders at any special meeting of the stockholders, a full and clear statement of the business and condition of the Corporation.

      7.4 CHECKS. All checks or demands for money and notes of the Corporation will be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

      7.5 PRINCIPAL OFFICE. The principal office of the Corporation will be in Houston, Texas. The Board of Directors may elect to relocate the principal office of the Corporation from time to time as it shall deem necessary and proper.

      7.6 OTHER OFFICES. The Corporation may also have offices at such other places within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

      7.7 FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 or such other date as the Board of Directors shall from time to time establish by resolution.

      7.8 SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

      7.9 INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee which authorizes the contract or transaction.

      7.10 FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minutes books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

      7.11 AMENDMENT OF BYLAWS. The Board of Directors shall have the power to make, alter, amend and repeal the Bylaws. Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders; provided, however, that the Bylaws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted by stockholder action without the affirmative vote of at least two-thirds of the voting power of the then outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

      7.12 NOTICES. Whenever any notice is required to be given to any stockholder or director under the provisions of any statute, the Certificate of Incorporation or these Bylaws, it will not be construed to require personal notice, but such notice may be given in writing by mail addressed to such stockholder or director at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail with postage thereon prepaid. Notice to directors may also be given by telegram, and notice given by such means shall be deemed given at the time it is delivered to the telegraph office. Whenever any notice is required to be given to any stockholder or director under the provisions of any statute, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, will be deemed equivalent to the giving of such notice. Attendance at any meeting will constitute a waiver of notice thereof except as otherwise provided by statute.

      7.13 CONTROLLING DOCUMENTS. These Bylaws are subject to, and governed by, the DGCL and the Certificate of Incorporation. In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the DGCL or the provisions of the Certificate of Incorporation, such provisions of the DGCL or the Certificate of Incorporation, as the case may be, will be controlling.

      7.14 SEVERABILITY. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.


                                    Adopted by the Board of Directors
                                    on November 7, 1997.



                                    /s/ William T. Kennedy
                                    ---------------------------------
                                    William T. Kennedy,
                                    Vice President and Assistant Secretary

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